                                                                    EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
              UNREGISTERED 13% SENIOR DISCOUNT DEBENTURES DUE 2009
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                               MEDIQ INCORPORATED

      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED           , 1998

    As set forth in the Prospectus (as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if certificates for unregistered 13% Senior Discount Debentures due 2009 (the "Old Debentures") of MEDIQ Incorporated are not immediately available or time will not permit a holder's Old Debentures or other required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined below), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "THE EXCHANGE OFFERS--Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER FOR THE OLD DEBENTURES (THE "EXCHANGE OFFER") AND WITHDRAWAL
RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           , 1998 ("THE
EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                    UNITED STATES TRUST COMPANY OF NEW YORK

  BY OVERNIGHT COURIER AND                BY HAND              BY REGISTERED OR CERTIFIED
    BY HAND AFTER 4:30 PM             UP TO 4:30 PM:                      MAIL:
ON THE EXPIRATION DATE ONLY:

 United States Trust Company    United States Trust Company    United States Trust Company
         of New York                    of New York                    of New York
  770 Broadway, 13th Floor             111 Broadway                   P.O. Box 844
  New York, New York 10003              Lower Level                  Cooper Station
    Attn: Corporate Trust        New York, New York 10006     New York, New York 10276-0844
          Services                 Attn: Corporate Trust          Attn: Corporate Trust
                                         Services                       Services
                                 Telephone: (800) 548-6565
                                 Facsimile: (212) 780-0592
                                      (212) 420-6211

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail,
                  by hand, or by overnight delivery service.)

   DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to MEDIQ Incorporated, a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and
subject to the conditions set forth in the Prospectus dated           , 1998
(the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of
which is hereby acknowledged, $      in aggregate principal amount at maturity
of Old Debentures pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Registered Holder(s):

________________________________________________________________________________
                             (Please Type or Print)

Address: _______________________________________________________________________

________________________________________________________________________________

Area Code & Telephone No: ______________________________________________________

Certificate Number(s) for
Old Debentures (if available): _________________________________________________

Total Principal Amount at Maturity
Tendered and Represented
by Certificate(s): $ ___________________________________________________________

Signature of Registered Holder(s): _____________________________________________

Dated: _________________________________________________________________________

/ / The Depository Trust Company
  (Check if Old Debentures will be tendered by book-entry transfer)

Account Number: ________________________________________________________________

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, being a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above named person(s) "own(s)" the Old Debentures tendered hereby within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4"), (b) that such tender of such Old Debentures complies with Rule 14e-4 and (c) to deliver to the Exchange Agent the certificates representing the Old Debentures tendered hereby or confirmation of book-entry transfer of such Old Debentures into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the earlier of (i) the date of execution hereof and (ii) the Expiration Date.

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Area Code and Telephone No.: ___________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

Dated: _________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF OLD DEBENTURES WITH THIS FORM. CERTIFICATES OF
      OLD DEBENTURES SHOULD BE SENT ONLY WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.